Joint Filer Information

Title of Security:           Common Stock

Issuer & Ticker Symbol:      Caraustar Industries, Inc. (CSARQ)

Designated Filer:            Burlingame Asset Management, LLC

Other Joint Filers:          Burlingame Equity Investors, LP ("Domestic Fund")
                             Burlingame Equity Investors II, LP
                                 ("Domestic Fund II")
                             Burlingame Equity Investors (Offshore) Ltd.
                                 ("Offshore Fund")
                             Blair E. Sanford

Addresses:                   The principal business address for each of BAM,
                             Domestic Fund, Domestic Fund II and Mr. Sanford is
                             One Market Street, Spear Street Tower, Suite 3750,
                             San Francisco, California 94105.

                             The principal business address of the Offshore Fund is c/o Appleby Trust (Cayman) Ltd., Clifton House, 75 Fort Street, P.O. Box 1350 GT, George Town, Grand Cayman, Cayman Islands.

Signatures:

Dated:  July 24, 2009

                             BURLINGAME EQUITY PARTNERS, LP
                             By: Burlingame Asset Management, LLC,
                                     as general partner

                             By: /s/ Blair E. Sanford
                                 -------------------------------------
                                     Blair E. Sanford, Managing Member


                             BURLINGAME EQUITY PARTNERS II, LP
                             partner

                             By: /s/ Blair E. Sanford
                                 -------------------------------------
                                     Blair E. Sanford, Managing Member


                             BURLINGAME EQUITY INVESTORS (OFFSHORE) LTD.

                             By: /s/ Blair E. Sanford
                                 -------------------------------------
                                     Blair E. Sanford,Director



                             /s/ Blair E. Sanford
                             --------------------
                                 Blair E. Sanford